Exhibit 99.1

GeneDx Reports Second Quarter 2024 Financial Results and Business Highlights
Reported second quarter 2024 revenue from continuing operations1 of $68.9M with 77% year-over-year growth of exome and genome test revenue
Expanded second quarter 2024 adjusted gross margins2 from continuing operations to 62%
Narrowed second quarter 2024 adjusted net loss2 to $2.7M
Raising guidance to deliver between $255M and $265M in FY 2024 revenue and reiterate path to profitability in 2025
GeneDx to host conference call today at 4:30 p.m. ET

STAMFORD, Conn., July 30, 2024 — GeneDx Holdings Corp. (Nasdaq: WGS), a leader in delivering improved health outcomes through genomic insights, today reported its financial results for the second quarter of 2024.
“Our continued organizational focus on execution fueled our strong second quarter results, giving us confidence to raise full year 2024 revenue guidance to between $255-$265 million and reiterate our expectation to reach profitability in the next several quarters,” said Katherine Stueland, President and Chief Executive Officer at GeneDx. “The strength in our performance across all measures of the business has enabled us to begin investments in future growth opportunities for our business with a focus on extending our leadership in whole exome sequencing to whole genome sequencing to ensure we continue to lead the charge in quickly providing the most accurate and actionable genetic information to diagnose disease for as many patients and families as possible.”

Second Quarter 2024 Financial Results (Unaudited)1,2
Revenues
•Revenues from continuing operations grew to $68.9 million, an increase of 52% year-over-year and 12% sequentially.
◦Total company revenues were $70.5 million.
•Exome and genome test revenue grew to $50.7 million, an increase of 77% year-over-year and 15% sequentially.
Exome and genome volume
•Exome and genome test results volume grew to 18,017, an increase of 52% year-over-year and 9% sequentially.
•Exome and genome represented 31% of all test results, up from 22% in the second quarter of 2023 and up from 30% in the first quarter of 2024.
Gross margin
•Adjusted gross margin from continuing operations expanded to 62%, up from 37% in the second quarter of 2023 and up from 61% in the first quarter of 2024.
◦Total company gross margin was 61%.
Operating expenses
•Adjusted total operating expenses reduced to $45.0 million, a decrease of 24% year-over-year and 1% sequentially.
◦Total GAAP operating expenses were $52.7 million.
Net loss
•Adjusted net loss narrowed to $2.7 million, an improvement of 93% year-over-year and 68% sequentially.
◦GAAP net loss was $29.2 million, inclusive of a one-time, net litigation charge of $13 million.

Cash burn and cash position
•Total net use of cash was $6.1 million in the second quarter of 2024, an improvement of 89% year-over-year and 65% sequentially.
•Cash, cash equivalents, marketable securities and restricted cash was $107.8 million as of June 30, 2024.
1Revenue and gross margin results from continuing operations, which we believe are representative of our ongoing business strategy exclude any revenue and cost of goods sold of the exited Legacy Sema4 diagnostic testing business for the current and all comparative periods. Total company results include GeneDx’s continuing operations and the financial impacts of exited Legacy Sema4 business activities for the current and all comparative periods.
2Adjusted gross margin, adjusted total operating expenses and adjusted net loss are non-GAAP financial measures. See appendix for a reconciliation of GAAP to Non-GAAP figures presented.

GeneDx Full Year 2024 Guidance
GeneDx has updated full year 2024 guidance. Management expects GeneDx to:
•Drive full year 2024 revenues1 between $255 and $265 million (previous guidance was between $235 and $245 million);
•Expand full year 2024 adjusted gross margin profile to at least 60% (no change);
•Use between $65 to $70 million of net cash for full year 2024 (previous guidance was between $70 to $80 million);
•Turn to profitability in 2025 (no change).
1Total company results include the combination of the GeneDx diagnostic business revenues and the data and information revenues from the Legacy Sema4 business.

Second Quarter 2024 Business Highlights
Driving sustainable growth, expanding access and improving the standard of care
•Announced collaboration with Epic Aura1 to expand access to rapid whole genome sequencing (“rWGS”) services to inform diagnosis for affected pediatric and neonatal patients, enhancing GeneDx’s commercial footprint within leading health systems.
•Launched first-of-its-kind Patient Access Program in collaboration with leading biopharma partners to expand access to exome testing for pediatric epilepsy patients.
•Grew biopharma partner programs to 32, predominantly with biotech companies who are relying on us to find patients with a specific variant for clinical trial purposes.
•North Carolina Medicaid has expanded its existing coverage of outpatient whole exome sequencing (“WES”) to include the analysis of family comparator samples, which increases the rate of diagnosis of WES, effective June 1, 2024.
•State Medicaid programs continue to expand coverage of rapid genome sequencing in the neonatal intensive care unit (“NICU”), bringing total states covering rapid whole genome in the acute care setting to 14, including new coverage announced in:
◦North Carolina (June 2024)
◦Tennessee (July 2024)
◦Connecticut (July 2024)
•Announced reinvestment in rapid and standard whole genome sequencing products, enabling:
◦Faster turnaround time for rWGS with a written report in as fast as 5 days
◦Buccal samples (cheek swab) allowing for easier and more accessible non-invasive sample collection method for even the youngest patients
◦Expanding the number of repeat expansions covered by whole genome sequencing to increase diagnostic yield and improve the provider and patient experience by decreasing the need for follow-up testing

1Epic and Aura are trademarks of Epic Systems Corporation.

Webcast and Conference Call Details
GeneDx will host a conference call today, July 30, 2024, at 4:30 p.m. Eastern Time. Investors interested in listening to the conference call are required to register online. A live and archived webcast of the event will be available on the “Events” section of the GeneDx investor relations website at https://ir.genedx.com/.
Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding our future performance and our market opportunity, including our expected full year 2024 reported revenue guidance, our expectations regarding our adjusted gross margin profile in 2024, our use of net cash in 2024 and our turning profitable in 2025. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) our ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iii) the size and growth of the market in which we operate, (iv) our ability to pursue our new strategic direction, and (v) our ability to enhance our artificial intelligence tools that we use in our clinical interpretation platform. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 23, 2024 and other documents filed by us from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations.
About GeneDx
At GeneDx (Nasdaq: WGS), we believe that everyone deserves personalized, targeted medical care—and that it all begins with a genetic diagnosis. Fueled by one of the world’s largest rare disease data sets, our industry-leading exome and genome tests translate complex genomic data into clinical answers that unlock personalized health plans, accelerate drug discovery, and improve health system efficiencies. It all starts with a single test. For more information, please visit genedx.com and connect with us on LinkedIn, X, Facebook, and Instagram.

Investor Relations Contact:
Investors@GeneDx.com
Media Contact:
Press@GeneDx.com

Volume and revenue in the table below include the combination of the Legacy GeneDx diagnostic business with the data and information business of Legacy Sema4.
Volume & Revenue

	2Q24	1Q24	4Q23	3Q23	2Q23
Volumes
Whole exome, whole genome	18,017	16,592	15,663	13,216	11,855
Hereditary cancer	5,482	6,868	8,240	8,556	7,142
Other panels	34,204	31,763	33,692	35,861	35,931
Total	57,703	55,223	57,595	57,633	54,928

Revenue ($ millions)
Whole exome, whole genome	$50.7	$44.0	$39.2	$34.0	$28.7
Hereditary cancer	3.8	5.5	5.5	4.5	3.8
Other panels	13.3	10.7	11.2	10.6	10.6
Data information	1.1	1.3	2.2	1.3	2.1
Total	$68.9	$61.5	$58.1	$50.4	$45.2
Unaudited Select Financial Information (in thousands)

	Three months ended June 30, 2024			Three months ended March 31, 2024
	GeneDx	Legacy Sema4	Total	GeneDx	Legacy Sema4	Total
Revenue	$68,924	$1,590	$70,514	$61,461	$961	$62,422
Adjusted cost of services	26,523	145	26,668	24,099	—	24,099
Adjusted gross profit (loss)	$42,401	$1,445	$43,846	$37,362	$961	$38,323
Adjusted gross margin %	61.5%	90.9%	62.2%	60.8%	100.0%	61.4%

	Three months ended June 30, 2023
	GeneDx	Legacy Sema4	Total
Revenue	$45,226	$3,480	$48,706
Adjusted cost of services	28,452	—	28,452
Adjusted gross profit (loss)	$16,774	$3,480	$20,254
Adjusted gross margin %	37.1%	100.0%	41.6%

	Three months ended June 30, 2024
	Reported	Depreciation and amortization	Stock-based compensation expense	Restructuring costs	Change in FV of financial liabilities	Charges related to business exit	Other	Adjusted
Diagnostic test revenue	$69,439	$—	$—	$—	$—	$—	$—	$69,439
Other revenue	1,075	—	—	—	—	—	—	1,075
Total revenue	70,514	—	—	—	—	—	—	70,514
Cost of services	27,562	(808)	(86)	—	—	—	—	26,668
Gross profit (loss)	42,952	808	86	—	—	—	—	43,846
Gross margin	60.9%							62.2%
Research and development	10,902	(211)	(347)	(35)	—	—	—	10,309
Selling and marketing	16,585	(1,225)	(368)	(63)	—	—	—	14,929
General and administrative	25,170	(2,974)	(2,307)	(150)	—	—	—	19,739
Impairment loss	—	—	—	—	—	—	—	—
Other, net	874	—	—	—	—	—	—	874
Loss from operations	(10,579)	5,218	3,108	248	—	—	—	(2,005)
Interest income (expense), net	(894)	—	—	—	—	—	—	(894)
Other income (expense), net	(17,890)	—	—	—	4,409	—	13,450	(31)
Income tax benefit	190	—	—	—	—	—	—	190
Net loss	$(29,173)	$5,218	$3,108	$248	$4,409	$—	$13,450	$(2,740)

	Three months ended June 30, 2023
	Reported	Depreciation and amortization	Stock-based compensation expense	Restructuring costs	Change in FV of financial liabilities	Charges related to business exit	Other	Adjusted
Diagnostic test revenue	$46,635	$—	$—	$—	$—	$—	$—	$46,635
Other revenue	2,071	—	—	—	—	—	—	2,071
Total revenue	48,706	—	—	—	—	—	—	48,706
Cost of services	29,949	(1,233)	(251)	(13)	—	—	—	28,452
Gross profit (loss)	18,757	1,233	251	13	—	—	—	20,254
Gross margin	38.5%							41.6%
Research and development	17,138	(4,656)	675	(815)	—	—	—	12,342
Selling and marketing	15,182	(1,225)	143	(326)	—	—	—	13,774
General and administrative	37,341	(3,218)	(675)	(483)	—	—	—	32,965
Impairment loss	—	—	—	—	—	—	—	—
Other, net	718	—	—	—	—	334	3,238	4,290
Loss from operations	(51,622)	10,332	108	1,637	—	(334)	(3,238)	(43,117)
Interest income (expense), net	1,074	—	—	—	—	—	—	1,074
Other income (expense), net	3,633	—	—	—	(3,547)	—	(86)	—
Income tax benefit	196	—	—	—	—	—	—	196
Net loss	$(46,719)	$10,332	$108	$1,637	$(3,547)	$(334)	$(3,324)	$(41,847)

	Three months ended March 31, 2024
	Reported	Depreciation and amortization	Stock-based compensation expense	Restructuring costs	Change in FV of financial liabilities	Charges related to business exit	Other	Adjusted
Diagnostic test revenue	$61,104	$—	$—	$—	$—	$—	$—	$61,104
Other revenue	1,318	—	—	—	—	—	—	1,318
Total revenue	62,422	—	—	—	—	—	—	62,422
Cost of services	25,011	(816)	(48)	(48)	—	—	—	24,099
Gross profit (loss)	37,411	816	48	48	—	—	—	38,323
Gross margin	59.9%							61.4%
Research and development	11,567	(196)	187	(103)	—	—	—	11,455
Selling and marketing	16,085	(1,225)	20	(400)	—	—	—	14,480
General and administrative	22,445	(3,011)	292	(292)	—	—	—	19,434
Impairment loss	—	—	—	—	—	—	—	—
Other, net	974	—	—	—	—	—	—	974
Loss from operations	(13,660)	5,248	(451)	843	—	—	—	(8,020)
Interest income (expense), net	(597)	—	—	—	—	—	—	(597)
Other income (expense), net	(6,064)	—	—	—	6,101	—	—	37
Income tax benefit	82	—	—	—	—	—	—	82
Net loss	$(20,239)	$5,248	$(451)	$843	$6,101	$—	$—	$(8,498)

GeneDx Holdings Corp.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	June 30, 2024 (Unaudited)	December 31, 2023
Assets:
Current assets:
Cash and cash equivalents	$56,076	$99,681
Marketable securities	50,784	30,467
Accounts receivable	25,500	32,371
Due from related parties	693	445
Inventory, net	10,322	8,777
Prepaid expenses and other current assets	18,792	10,598
Total current assets	162,167	182,339
Operating lease right-of-use assets	25,624	26,900
Property and equipment, net	31,339	32,479
Intangible assets, net	165,613	172,625
Other assets (1)	4,357	4,413
Total assets	$389,100	$418,756
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and accrued expenses	$51,959	$37,456
Due to related parties	1,213	1,379
Short-term lease liabilities	4,001	3,647
Other current liabilities	11,097	16,336
Total current liabilities	68,270	58,818
Long-term debt, net of current portion	52,160	52,688
Long-term lease liabilities	60,800	62,938
Other liabilities	12,660	14,735
Deferred taxes	1,167	1,560
Total liabilities	195,057	190,739
Stockholders’ Equity:
Preferred stock	—	—
Class A common stock	2	2
Additional paid-in capital	1,543,182	1,527,778
Accumulated deficit	(1,349,600)	(1,300,188)
Accumulated other comprehensive income	459	425
Total stockholders’ equity	194,043	228,017
Total liabilities and stockholders’ equity	$389,100	$418,756
(1)Other assets includes $987 thousand of restricted cash as of both June 30, 2024 and December 31, 2023.

GeneDx Holdings Corp.
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share amounts)

	June 30,		Six months ended June 30,
	2024	2023	2024	2023
Revenue
Diagnostic test revenue	$69,439	$46,635	$130,543	$88,485
Other revenue	1,075	2,071	2,393	3,360
Total revenue	70,514	48,706	132,936	91,845
Cost of services	27,562	29,949	52,573	57,852
Gross profit	42,952	18,757	80,363	33,993
Research and development	10,902	17,138	22,469	31,730
Selling and marketing	16,585	15,182	32,670	28,634
General and administrative	25,170	37,341	47,615	81,030
Impairment loss	—	—	—	2,120
Other operating expenses, net	874	718	1,848	2,465
Loss from operations	(10,579)	(51,622)	(24,239)	(111,986)

Non-operating income (expenses), net
Change in fair value of warrants and earn-out contingent liabilities	(4,409)	3,547	(10,510)	94
Interest expense, net	(894)	1,074	(1,491)	1,039
Other expense, net	(13,481)	86	(13,444)	2,802
Total non-operating income, net	(18,784)	4,707	(25,445)	3,935
Loss before income taxes	(29,363)	(46,915)	$(49,684)	$(108,051)
Income tax benefit	190	196	272	343
Net loss	$(29,173)	$(46,719)	$(49,412)	$(107,708)

Weighted average shares outstanding of Class A common stock	26,617,955	25,418,358	26,340,063	22,754,948
Basic and diluted net loss per share, Class A common stock	$(1.10)	$(1.84)	$(1.88)	$(4.73)

GeneDx Holdings Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Six months ended June 30,
	2024	2023
Operating activities
Net loss	$(49,412)	$(107,708)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	10,466	18,968
Stock-based compensation expense	2,657	156
Change in fair value of warrants and contingent liabilities	10,510	(94)
Deferred tax benefit	(272)	(343)
Provision for excess and obsolete inventory	109	2,620
Legal reserves	13,450	—
Change in third party payor reserves	1,066	(4,308)
Gain on sale of assets	—	(2,954)
Gain on debt forgiveness	—	(2,750)
Impairment loss	—	2,120
Other	1,738	412
Change in operating assets and liabilities:
Accounts receivable	6,871	10,174
Inventory	(1,654)	(486)
Accounts payable and accrued expenses	(10,359)	(25,399)
Other assets and liabilities	(6,088)	531
Net cash used in operating activities	(20,918)	(109,061)
Investing activities
Consideration on escrow paid for GeneDx acquisition	—	(12,144)
Purchases of property and equipment	(1,795)	(2,762)
Proceeds from sales of assets	—	3,634
Purchases of marketable securities	(29,381)	—
Proceeds from sales of marketable securities	598	—
Proceeds from maturities of marketable securities	8,720	—
Development of internal-use software assets	—	(461)
Net cash used in investing activities	(21,858)	(11,733)
Financing activities
Proceeds from offerings, net of issuance costs	—	143,002
Exercise of stock options	161	266
Long-term debt principal payments	—	(2,000)
Finance lease payoff and principal payments	(990)	(1,222)
Net cash (used in) provided by financing activities	(829)	140,046
Net (decrease) increase in cash, cash equivalents and restricted cash	(43,605)	19,252
Cash, cash equivalents and restricted cash, at beginning of period	100,668	138,303
Cash, cash equivalents and restricted cash, at end of period (1)	$57,063	$157,555

Supplemental disclosures of cash flow information
Cash paid for interest	$4,033	$946
Cash paid for taxes	$557	$1,003
Stock consideration paid for purchase of business	$—	$6,692
Stock consideration paid pursuant to exercise of Perceptive warrant	$12,586	$—
Purchases of property and equipment in accounts payable and accrued expenses	$501	$109
Assets acquired under capital leases obligations	$689	$—
(1)Cash, cash equivalents and restricted cash at June 30, 2024 excludes marketable securities of $50.8 million.